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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): May 14, 2003
                                                           ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION
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               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                001-14141                                  13-3937434
                333-46983                                  13-3937436
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        (Commission File Number)               (IRS Employer Identification No.)


  600 THIRD AVENUE, NEW YORK, NEW YORK                       10016
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

SENIOR SUBORDINATED NOTES OFFERING

     L-3 Communications Holdings, Inc. announced on May 14, 2003 that L-3 Communications Corporation, its wholly owned subsidiary, will raise $300.0 million before underwriting expenses through a private placement of senior subordinated notes. The notes will be offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors.

     L-3 stated that it will use the net proceeds to redeem its outstanding $180.0 million of 8 1/2% Senior Subordinated Notes due in 2008 and for general corporate purposes. The senior subordinated notes will have a ten-year maturity with interest payable in cash.

     The securities to be offered have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.



Exhibit
Number     Title
-------    -----
99.1       Press Release of L-3 Communications Holdings, Inc. dated May 14, 2003











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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              L-3 COMMUNICATIONS HOLDINGS, INC.

                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                 Name:  Christopher C. Cambria
                                 Title: Senior Vice President, Secretary and
                                        General Counsel


                              L-3 COMMUNICATIONS CORPORATION

                              By: /s/ Christopher C. Cambria
                                 ----------------------------------------------
                                 Name:  Christopher C. Cambria
                                 Title: Senior Vice President, Secretary and
                                        General Counsel


Dated:  May 14, 2003


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                                  EXHIBIT INDEX


Exhibit
Number     Title
-------    -----
99.1       Press Release of L-3 Communications Holdings, Inc. dated May 14, 2003